Exhibit 99.1

Your Next Generation Driller

Discoverer Clear Leader

Steven L. Newman, President & CEO

Howard Weil 38th Annual Energy Conference

March 22, 2010

New Orleans, LA

Transocean

Forward Looking Statement

The statements described in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements which could be made include, but are not limited to, statements involving prospects for the company, expected revenues, capital expenditures, costs and results of operations and contingencies and other factors discussed in the company’s most recent Form 10-K for the year ended December 31, 2009 and in the company’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company’s web site at www.deepwater.com.

Transocean

Key Investment Highlights

• World’s Largest Offshore Contract Driller

– Largest in all asset classes

– Operate in all markets worldwide

– Significant relationships across the customer spectrum

– Contract revenue backlog equal to 2.5 years

• Positioned to Lead

– Premier position in ultra-deepwater market segment

– Size and technical capabilities create reinvestment opportunities

Transocean

Strategy to Lead in Offshore Resource Development

• Maintain the most capable and extensive technical resources

• Leverage unmatched operational expertise

• Recruit, train and retain the best people

• Develop a multinational organization with global reach

• Focus on deepwater, harsh environments and new frontiers

Transocean

Largest Offshore Contract Driller

Enterprise Value(1)

(US$ Billions)

40

35

30

25

20

15

10

5 0

RIG

SDRL

DO

NE

PDE

ESV

Fleet Size(2)

160

140

120

100

80

60

40

20

0

RIG

NE

ESV

DO

SDRL

PDE

Transocean

Largest Worldwide Rig Fleet(2)

140 120 100 80 60 40 20 0

140

3

25

16

5

26

65

60

(3)

3

4

7

43

50

5

42

47

7 6

20

14

23

(4)

6 9 6

25

4 3 5 6 7

RIG

NE

ESV

DO

SDRL

PDE

Rigs Under Construction

Ultra-Deepwater Floaters

Deepwater Floaters

Harsh Env. Floaters

Midwater Floaters

Jackups

Transocean

6

The Leader in Advanced Technology

(5)

RIG Has Most Dynamic Positioning Experience

Number of DP Rigs

40

35

30

25

20

15

10

5 0

35

10

17

8

13

11

2

11

4

2

5

8

7

1

8

4

4

6

6

6

4

2

6

5

1

6

4

1

1

5

4

1

5

3

1

1

5

5

5

2

3

4

4

4

4

4

4

35

27

2

6

RIG

Seadrill

Pride

ENSCO

Noble

Delba

Ocean

Schahin

Stena

Larsen

Saipem

Vantage

Diamond

COSL

Odjfell

Pacific

Other

Total 350 rig years of DP experience

Total 30 rig years of DP experience

Under Construction & Recently Delivered Active 5th Gen

Older DP Rigs

Transocean

Diversified Revenue Source

Full Year 2009 - $11.6 billion

By Asset Class(6)

2%

2%

2%

26%

22%

46%

By Customer

26%

42%

32%

High Spec Jackups

Contract Intangible

Midwater ADTI & CMI

Other

Integrated

NOC

Independent

Transocean

Strong Backlog Creates Visibility

Total Contract Revenue Backlog - $30.4 billion (7)

(US$ Billions)

9

8

7

6

5

4

3

2

1

0

8.5

3.8

1.3

0.6

1.8

7.5

4.5

1.1

0.6

0.7

5.3

3.8

0.6

0.3

0.4

4.3

3.3

0.6

0.2

4.8

3.5

0.9

2010

2011

2012

2013

2014-22

Remaining

Ultra-Deepwater Floaters

Deepwater Floaters

Harsh Env. Floaters

Midwater Floaters

Jackups

Transocean

Substantial Financial Flexibility From Free Cash Flow Backlog(8)

Total Free Cash Flow Backlog Exceeds Total Debt By $3.5 billion

(US$ Billions)

5

4 3 2 1 0

2.4

0.5

1.9

3.9

3.5

1.0

2.5

4.0

3.3

1.0

2.3

3.1

1.9

1.0

0.9

2.3

2.0

2.3

2.5

2010

2011

2012

2013

2014-2019

2020-2038

Remaining

Forecasted Free Cash Flow Backlog

Estimated Dividend Distribution

Scheduled Debt Maturities (Face Value)

Transocean

Expected Newbuild Capex Declines in 2010

(US$ Billions)

4.0

3.0

2.0

1.0

0.0

3.8

0.5

3.3 *

1.3

0.5 0.8**

2009

2010

*5 newbuilds accepted by customer

**2 newbuilds accepted by customer & 3 newbuilds to be delivered

Other Capex

Newbuild Capex

Transocean

Jackup Market Continues to be Challenging

• Tendering activity and contracting has increased

• Some long term opportunities available

– Saudi Arabia: 4 rigs for three year terms

– India: 7 rigs for three year terms

– Nigeria: 4 rigs for 2 year terms

• Dayrates are holding well above cash breakeven

• Significant demand will be required in 2010 to:

– Bring additional stacked rigs back online

– Absorb uncontracted newbuilds

Transocean

13

Jackup Availability in 1H2010[2]


GSF Constellation I
May-10
GSF Labrador
May-10
GSF Baltic
Apr-10
GSF Rig 124
Apr-10
GSF Rig 134
Mar-10
GSF High Island VII
Mar-10
GSF Galveston Key
Mar-10
DR Stewart
Mar-10
GSF Adriatic VIII
Mar-10
GSF Galaxy II
Mar-10
Ron Tappmeyer
Mar-10
Randolph Yost
Mar-10
Trident XII
Mar-10
Transocean Comet
Feb-10
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
25 STACKED JACKUPS:
GSF Rig 103
GSF Rig 127
GSF Rig 136
GSF Adriatic I
GSF Adriatic II
GSF Adriatic V
GSF Adriatic VI
GSF Adriatic XI
GSF Britannia
GSF Key Hawaii
GSF Galaxy I
GSF Key Gibraltar
GSF Magellan
GSF Monitor
GSF High Island V
GSF High Island IX
GH Galloway
Interocean III
Shelf Explorer
Transocean Nordic
Transocean Mercury
Trident IV
Trident VI
Trident VIII
Trident 17
2 IDLE RIGS:
JT Angel
Trident IX

Transocean

Midwater Market Activity Improving

• No influx of newbuilds

• Increase in tendering activity in UK and moderate increase in other markets

–Short term duration

–Dayrates holding steady

• Need continued commodity price stability to improve utilization

• Deepwater moored units may be a near term threat due to lack of tendering for 5,000 ft water depth capable units

Transocean

15

Midwater Availability in 1H2010[2]


Actinia
Apr-10
1 well option
GSF Rig 135
Apr-10
Sedneth 701
Jan-10
GSF Aleutian Key
Stacked
Sedco 700
Stacked
GSF Arctic III
Stacked
Sedco 703
Stacked
C. Kirk Rhein Jr.
Stacked
Sedco 712
Stacked
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10

Transocean

Deepwater Demand Slower to Respond

Near term contracting potential:

• Petrobras in Brazil

–5,000 ft DP vessel inquiry open

–Could contract more than one rig

• Mediterranean

–Short term work in the Red Sea

–Long term work in Libya and Sicily

• Australia

–Multiple discoveries in 4,000 ft water depth

Transocean

Deepwater Availability in 2010(2)

Sovereign Explorer

Henry Goodrich

Jack Bates

Discoverer 534

Transocean Richardson

Sedco 709

Transocean Rather

Dec-10

Oct-10

Jul-10

Jul-10

Jun-10

Stacked Idle

Jan-10

Apr-10

Jul-10

Oct-10

Transocean

Ultra-Deepwater Remains Strong

• Petrobras in Brazil

–7,900 ft DP requirements

–Contracted one unit

• West Africa has strongest demand for incremental units

–Angola: Awarded one unit; one more to go

–Nigeria: Open tendering for up to 7 units

• Australia

–Open tender with an award expected soon

• Gulf of Mexico

Transocean

Positive Ultra-Deepwater Outlook

• Africa

–Liberia & Sierra Leone

• Fall 2009 discovery confirmed existence of active petroleum system

• IOCs have licensed deepwater blocks

–Ghana & Cote d’Ivoire

• World-class discoveries in 2009

• 2010 plans include exploration and appraisal

–Gabon

• Call for bids for first licensing round since 1999

• Most blocks will be in ultra-deepwater and pre-salt basins

–Mozambique

• Gas find offshore Mozambique promising for East Africa

• Mediterranean

–Israel: Recent gas discovery

–Libya: IOCs have licensed ultra-deepwater blocks

Transocean

Positive Ultra-Deepwater Outlook (cont.)

• Black Sea

– Offshore Turkey – exploration campaigns to commence early 2010

• Asia

– Indonesia: Campaign about to commence

– China: Substantial opportunity

– Philippines: Recent discoveries

• North America

– Mexico: Significant long term potential

– US Gulf of Mexico: Recent discoveries continue positive trend

• Brazil

– Eleventh licensing round forthcoming

– Open tender for up to 28 newbuilds

– Latest discoveries are in conventional “post-salt”

– Newest discovery in the unlicensed pre-salt drilled on behalf of ANP

Transocean

Limited Near Term UDW Availability(2)

Deepwater Nautilus

Sedco Express

Deepwater Frontier

Discoverer Enterprise

Discoverer Deep Seas

Sedco Energy

Dec-11

Nov-11

Aug-11

Mar-11

Feb-11

Dec-10

Jan-10

Apr-10

Jul-10

Oct-10

Jan-11

Apr-11

Jul-11

Oct-11

Transocean

Key Investment Highlights

• World’s Largest Offshore Contract Driller

– Largest in all asset classes

– Exposure to all markets worldwide

– Significant relationships across the customer spectrum

– Contract revenue backlog of 2.5 years

• Positioned to Lead

– Premier position in ultra-deepwater market segment

– Size and technical capabilities create reinvestment opportunities

Transocean

Your Next Generation Driller

Discoverer Clear Leader

Steven L. Newman, President & CEO

Howard Weil 38th Annual Energy Conference

March 22, 2010

New Orleans, LA

Transocean

Footnotes

(1) Per Bloomberg. Enterprise values are calculated using share prices as of market close on March 3, 2010 and financial statement data as of the most recent reporting period-end (quarter or annual, as applicable).

(2) Per Fleet Update Summaries issued March 2, 2010 and February 2, 2010, the Fleet Status Report issued January 7, 2010, and company-issued press releases dated March 8, 2010 and March 11, 2010. Floaters classifications are as described in the Fleet Status Report. “Jackups” includes High-Specification Jackups and Standard Jackups. Rig count is 140, plus 3 newbuilds, less three “other” rigs (two drilling barges and a coring drillship). Rigs Under Construction are inclusive of rigs to be accepted by the customer subsequent to March 11, 2010. “Idle” and “Stacked” rig classifications are as described in the Fleet Status Report.

(3) Excludes submersible rigs.

(4) Excludes tender rigs and West Atlas jackup.

(5) Data from ODS-Petrodata as of January 7, 2010. Analysis by Transocean. Includes newbuilds which are on order or under construction.

(6) “High Spec” includes Ultra-Deepwater Floaters, Deepwater Floaters and Harsh Environment Floaters. “Jackups” includes High-Specification Jackups and Standard Jackups.

(7) Calculated by multiplying the contracted operating dayrate by the firm contract period for 2010 and future periods as of the Fleet Update Summary issued February 2, 2010 and the Fleet Status Report issued January 7, 2010. Reflects firm commitments represented by signed contracts. Contract backlog excludes revenues from mobilization, demobilization, contract preparation, integrated services and customer reimbursables. Our backlog calculation assumes that we receive the full contractual dayrate, which could be higher than the actual dayrate that we receive because of a number of factors (rig downtime, suspension of operations, etc.) including some factors beyond our control. Additionally, not all of our contracted revenue may be realized due to customer liquidity issues or a contract that has been terminated due to contractual termination provisions.

(8) “Free Cash Flow Backlog” is defined as revenue backlog, plus firm mobilization revenue for contracts not started, less the following: operating expenditures, overhead costs (except general and administrative costs), firm mobilization costs, cash income taxes, and firm capital expenditures based on current contract backlog from the company’s Fleet Status Report as of January 7, 2010 and the Fleet Update Summary as of February 2, 2010 . In preparing the scheduled maturities of our debt, presented as of December 31, 2009 for 2010 and future periods, we assumed the noteholders exercise their options to require us to repurchase the 1.625% Series A, 1.50% Series B and 1.50% Series C Convertible Senior Notes in December 2010, 2011 and 2010, respectively.

(9) This presentation is unaudited.

Transocean

24